EXHIBIT 10.6

Execution Copy

SECOND AMENDING AGREEMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

dated as of December 15, 2021

ALTALINK, L.P.
as Borrower
- and -
ALTALINK MANAGEMENT LTD.
as General Partner
- and -
THE BANK OF NOVA SCOTIA
as Agent of the Lenders, and as Lender

SECOND AMENDING AGREEMENT TO THE FOURTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 15, 2021 among AltaLink, L.P., as Borrower, AltaLink Management Ltd., as General Partner, The Bank of Nova Scotia as Agent of the Lenders (the “Agent”) and as a lender and all other lenders which become party thereto.
RECITALS
WHEREAS AltaLink Management Ltd., in its capacity as general partner of AltaLink, L.P., as Borrower, the Agent and the other parties hereto are parties to a Fourth Amended and Restated Credit Agreement made as of January 24, 2020, as amended by a first amending agreement dated as of May 17, 2021 (the “Credit Agreement”);
AND WHEREAS the Borrower, the General Partner, the Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement in the manner and on the terms and conditions provided for herein.
NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1
DEFINITIONS
1.1Definitions
All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.
ARTICLE 2
AMENDMENTS
2.1Amendments to Credit Agreement
The Credit Agreement is hereby amended as follows:
(a)The definition of “Maturity Date” contained in Section 1.1 of the Credit Agreement is deleted in its entirety and replaced with the following:
“Maturity Date” means December 15, 2026, as may be extended pursuant to Subsection 5.2(b).
ARTICLE 3
CONDITIONS PRECEDENT
3.1Conditions Precedent
This Second Amending Agreement shall become effective if and when:
(a)the Agent shall have received this Second Amending Agreement duly executed and delivered by the Agent, the Lenders, the Borrower and the General Partner;

(b)no Event of Default shall have occurred and be continuing; and
(c)the Borrower shall have paid all fees and expenses in connection with this Second Amending Agreement including an extension fee of Cdn.$22,500 payable to the Agent.
The conditions set forth above are inserted for the sole benefit of the Lenders and may be waived by the Lenders in whole or in part, with or without terms or conditions.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES
4.1Representations and Warranties True and Correct; No Default or Event of Default
The Borrower and General Partner each hereby represents and warrants to the Agent and the Lenders that after giving effect to this Second Amending Agreement, (i) each of the representations and warranties of the Borrower and the General Partner, as the case may be, contained in the Credit Agreement and each of the other Credit Documents is true and correct on, and as of the date hereof as if made on such date (except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Credit Agreement) and (ii) no event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default.
ARTICLE 5
MISCELLANEOUS
5.1No Other Amendments, Waivers or Consents
Except as expressly set forth herein, the Credit Agreement and all Credit Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms. The execution, delivery and effectiveness of the waiver and amendments in this Second Amending Agreement shall not be deemed to be a waiver of compliance in the future or a waiver of any preceding or succeeding breach of any covenant or provision of the Credit Agreement.
5.2Time
Time is of the essence in the performance of the parties’ respective obligations in this Second Amending Agreement.
5.3Governing Law
This Second Amending Agreement is a contract made under and shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

5.4Successors and Assigns
This Second Amending Agreement shall ensure to the benefit of and be binding upon the parties hereto and their respective successors and any assigns, transferees and endorsees of the Agent or any Lender. Nothing in this Second Amending Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Second Amending Agreement.
5.5Counterparts
This Second Amending Agreement may be executed by the parties hereto in counterparts and may be executed and delivered by facsimile or other electronic means and all such counterparts and facsimiles shall together constitute one and the same agreement.

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IN WITNESS OF WHICH the parties hereto have duly executed this Second Amending Agreement as of the date set forth on the first page of this Agreement.

ALTALINK MANAGEMENT LTD., in its capacity as General Partner of ALTALINK, L.P.
By:	/s/ David Koch
	Name:	David Koch
	Title:	Executive Vice President
and CFO

By:	/s/ Christopher J. Lomore
	Name:	Christopher J. Lomore
	Title:	Vice President, Treasurer

ALTALINK MANAGEMENT LTD.
By:	/s/ David Koch
	Name:	David Koch
	Title:	Executive Vice President
and CFO

By:	/s/ Christopher J. Lomore
	Name:	Christopher J. Lomore
	Title:	Vice President, Treasurer

AltaLink (ALP) (Bilateral) – Second Amending Agreement to Fourth Amended and Restated Credit Agreement

THE BANK OF NOVA SCOTIA, as Agent
By:	/s/ Clement Yu
	Name:	Clement Yu
	Title:	Director

By:	/s/ Venita Ramjattan
	Name:	Venita Ramjattan
	Title:	Associate

THE BANK OF NOVA SCOTIA, as Lender
By:	/s/ Mathieu Leroux
	Name:	Mathieu Leroux
	Title:	Director

By:	/s/ Andrew Rose
	Name:	Andrew Rose
	Title:	Associate